SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 29, 1999.

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


           North Carolina              333-72621            56-2018645
      --------------------------------------------------------------------
      (State or other jurisdiction  (Commission           (IRS Employer
       of incorporation)            File Number)       Identification No.)

          7800 McCloud Road, Greensboro, North Carolina   27409-9634
          ----------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (336) 664-2400

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

   Item 5.   Other Events.

      On April 29, 1999, the Registrant entered into Amendment No. 1 to its Series 1998-D Pooling and Servicing Agreement (the "Amendment"), among the Registrant, Oakwood Acceptance Corporation, as Servicer and Chase Manhattan Trust Company, National Association (successor to PNC Bank, National Association), as Trustee, amending the Pooling and Servicing Agreement, dated as of October 1, 1998 relating to the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1998-D. A copy of the Amendment is included as Exhibit 4.1 hereto.

   Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

   Exhibits

      4.1 Amendment No. 1 to the Series 1998-D Pooling and Servicing Agreement, dated as of April 29, 1999, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association (successor to PNC Bank, National Association), as Trustee.

                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



   April 29, 1999                               OAKWOOD MORTGAGE INVESTORS, INC.

                                                By:   /s/ Douglas R. Muir
                                                   -----------------------------
                                                       Douglas R. Muir
                                                       Vice President

                                INDEX TO EXHIBITS





                                                                            Page
                                                                            ----
     4.1    Copy of Amendment No. 1 to the Series 1998-D Pooling
            and Servicing Agreement, dated as of April 29, 1999,
            by and among the Registrant, Oakwood Acceptance
            Corporation, as Servicer, Chase Manhattan Trust
            Company, National Association (successor to PNC Bank,    [Electronic
            National Association), as Trustee ...........................Format]